Exhibit 10.10

REAFFIRMATION OF GUARANTY

The undersigned (each hereinafter referred to as the “Guarantor”), as an inducement to Southwest Bank of St. Louis, as successor by merger with Missouri State Bank and Trust Company (the “Bank”) to enter into a Third Amendment dated as of June 16, 2008, to the Credit Agreement described below, which amendment in part increases the amount available to “Borrower” (as that term is hereinafter defined) from $4,000,000 to $4,085,000, does hereby reaffirm and acknowledge such Guarantor’s continuing obligations under the Continuing Contract of Guaranty, originally dated as of December 30, 2005, and amended and restated on March 29, 2006 (the “Guaranty”), pursuant to which such Guarantor guaranteed to Bank the full and prompt payment and performance, when due, whether at stated maturity, acceleration or otherwise, of all obligations of Accentia Biopharmaceuticals, Inc. (the “Borrower”) under: (i) that certain Revolving Credit Agreement dated as of December 30, 2005, as from time to time amended, whether for principal, interest, fees, expenses or otherwise, and (ii) any other loan agreement, note, mortgage, deed of trust, collateral assignment, security agreement, guaranty or other document or instrument executed in connection therewith (collectively, the “Obligations”). The Guaranty also guarantees payment of all expenses incurred in enforcing the Guaranty. All capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the aforesaid Credit Agreement.

The undersigned Guarantor does hereby acknowledge that Bank relied upon the Guaranty in extending the credit to Borrower evidenced by the Obligations. The undersigned Guarantor further acknowledges that Bank may, but shall be under no obligation to, obtain from the undersigned from time to time further acknowledgment of such Guarantor’s continuing obligation under the Guaranty or with respect to any extension of the time for payment of the Obligations or of any amendment of the terms thereof, waiver of any default, or forbearance in the exercise of any remedy afforded Bank by the terms of such Obligations or by law.

The Guaranty shall continue in full force and effect until (a) the Obligations have been satisfied in full, and (b) a period of ninety (90) days shall have elapsed during which no proceedings under the U.S. Bankruptcy Code shall have been instituted by or against Borrower.

[Remainder of Page Intentionally Left Blank –

Signatures on Following Pages]

IN WITNESS WHEREOF, the undersigned Guarantor has executed this instrument as of June 16, 2008.

THE INDIVIDUAL GUARANTORS

/s/ Francis E. O’Donnell, Jr.
Francis E. O’Donnell, Jr.

/s/ Kathleen M. O’Donnell
Kathleen M. O’Donnell, as Trustee, and not individually, of The Francis E. O’Donnell, Jr. Irrevocable Trust Number 1 dated May 25, 1990

/s/ Kathleen M. O’Donnell
Kathleen M. O’Donnell, as Trustee, and not individually of The Francis E. O’Donnell, Jr. Descendants’ Trust, dated November 22, 1991

/s/ Dennis Ryll
Dennis Ryll

THE ENTITY GUARANTORS

TEAMM Pharmaceuticals, Inc.

By:	/s/ Alan M. Pearce
Name:	Alan M. Pearce
Title:	Acting COO

Hopkins Capital Group, L.L.C.

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Francis E. O’Donnell, Jr.
Title:	Managing Member

MOAB Investments, L.P.

By:	MOAB Management Company, Inc.,
its General Partner

	By:	/s/ David F. Sabino
	Name:	David F. Sabino
	Title:	President

STATE OF FLORIDA	)
) ss.
COUNTY OF HILLSBOROUGH	)

On this 16TH day of June, 2008, before me personally appeared Francis E. O’Donnell, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/ Michelle L. Brown
Notary Public

My commission expires: 05/19/2012

STATE OF ARIZONA	)
) ss.
COUNTY OF MARICOPA	)

On this 17th day of June, 2008, before me personally appeared Kathleen M. O’Donnell, as trustee, and not individually, of The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 dated May 25, 1990, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/ Shelley Salvagni
Notary Public

My commission expires: 04/21/2009

STATE OF ARIZONA	)
) ss.
COUNTY OF MARICOPA	)

On this 17th day of June, 2008, before me personally appeared Kathleen M. O’Donnell, as trustee, and not individually, of The Francis E. O’Donnell, Jr. Descendants’ Trust, dated November 22, 1991, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/ Shelley Salvagni
Notary Public

My commission expires: 04/21/2009

STATE OF MISSOURI	)
) ss.
COUNTY OF ST. LOUIS	)

On this 16th day of June, 2008, before me personally appeared Dennis Ryll, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/ Gary R. Heitz
Notary Public

My commission expires: 07/11/2011

STATE OF FLORIDA	)
) ss.
COUNTY OF HILLSBOROUGH	)

On this 16th day of June, 2008, before me appeared Alan M. Pearce, to me personally known, who, being by me duly sworn did say that he is the Acting COO of TEAMM Pharmaceuticals, Inc., a Florida corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Martin G. Baum acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Michelle L. Brown
Notary Public

My commission expires: 05/19/2012

STATE OF FLORIDA	)
) ss.
COUNTY OF HILLSBOROUGH	)

On this 16th day of June, 2008, before me appeared Francis E. O’Donnell, Jr., to me personally known, who, being by me duly sworn did say that he is the Managing Member of Hopkins Capital Group, LLC, a Virginia limited liability company, and that said instrument was signed on behalf of said limited liability company by authority of its Member, and said Francis E. O’Donnell, Jr. acknowledged said instrument to be the free act and deed of said limited liability company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Michelle L. Brown
Notary Public

My commission expires: 05/19/2012

STATE OF MISSOURI	)
) ss.
COUNTY OF ST. LOUIS	)

On this 16th day of June, 2008, before me appeared David F. Sabino, to me personally known, who, being by me duly sworn did say that he is the President of MOAB Management Company, Inc., a Missouri corporation which is the general partner of MOAB Investments, L.P., a Missouri limited partnership, and that said instrument was signed on behalf of said limited partnership by authority of its general partner, and said David F. Sabino acknowledged said instrument to be the free act and deed of said limited partnership.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Gary R. Heitz
Notary Public

My commission expires: 07/11/2011